EXHIBIT 10.7

FORM OF

RELEASE AGREEMENT

THIS RELEASE AGREEMENT (this “Agreement”), dated as of _____ [ ], 2022, is made by and among Vivakor, Inc. (“Vivakor”) and Jorgan Development, LLC (“Jorgan”) and JBAH Holdings, LLC, (“JBAH” and, together Jorgan, the “Seller Parties”, and each individually a “Seller Party”). Vivakor and Seller Parties are herein referred to collectively as the “Parties” and each, individually, as a “Party”. Capitalized terms used but not defined herein have the meanings ascribed to them in the MIPA (as hereinafter defined).

RECITALS

WHEREAS, Vivakor is party to that certain Membership Interest Purchase Agreement by and between Vivakor and the Seller Parties, as the equity holders of Silver Fuels Delhi, LLC (“SFD”) and White Claw Colorado City, LLC, (“WCCC”), dated as of June 15, 2022 (the “MIPA”);

WHEREAS, Jorgan owns 99% and JBAH owns 1% of all of the issued and outstanding limited liability company membership interests in SFD and WCCC, respectively (the “Membership Interests”), and, pursuant to the terms of the MIPA, subject to the conditions set forth therein, the Seller Parties shall convey such equity interests to Vivakor, and Vivakor shall pay to the Seller Parties therefor the Purchase Price (as may be adjusted pursuant to the MIPA);

WHEREAS, as a material inducement to Vivakor to enter into MIPA, the Parties have agreed to execute and deliver this Agreement to Vivakor.

NOW THEREFORE, in consideration for the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby covenant and agree as follows:

AGREEMENT

1.             Release by Seller Parties. Effective as of Closing:

(a)             Each Seller Party, for itself and on behalf of such Seller Party’s Seller Releasing Parties, does hereby finally, unconditionally, irrevocably, and absolutely release, acquit, remise, and forever discharge Vivakor, its Subsidiaries and each of its and their respective past, present, and future equityholders (including, but not limited to, Purchaser and its Affiliates), directors, officers, partners, managers, members, employees, counsel, agents, representatives, contractors, and subcontractors, and each of their respective successors and assigns (individually, a “Vivakor Releasee” and, collectively, the “Vivakor Releasees”) from any and all accounts, agreements, avoidance actions, bills, bonds, causes, causes of action, charges, claims, complaints, contracts, controversies, costs, counterclaims, damages, debts, demands, equitable proceedings, executions, expenses, legal proceedings, liabilities, losses, matters, objections, obligations, orders, proceedings, reckonings, remedies, rights, setoffs, suits, sums of money, of any kind, at common law, statutory or otherwise, whether known or unknown, whether matured or unmatured, whether absolute or contingent, whether direct or derivative, whether suspected or unsuspected, whether liquidated or unliquidated (including, but not limited to, breach of contract, breach of duty of care, concealment, conflicts of interest, control, course of conduct or dealing, debt recharacterization, deceptive trade practices, deepening insolvency, defamation, disclosure, duress, economic duress, equitable subordination, fraudulent conveyance, fraudulent transfer, gross negligence, insolvency law violations, interference with contractual and business relationships, misuse of insider information, negligence, breach of obligation of fair dealing, breach of obligation of good faith and fair dealing, preference, secrecy, securities and antitrust laws violations, substantive consolidation, tying arrangements, unconscionability, usury, violations of statutes and regulations of governmental entities, instrumentalities and agencies, wrongful recoupment or setoff, or any tort, whether common law, statutory or in equity, and including as a result of, or in relation to, any negligence of any Vivakor Releasee) (each, a “Claim,” and collectively, the “Claims”) arising out of or relating to the Business, including, but not limited to, any rights to indemnification, reimbursement, or compensation from any Vivakor Releasee, whether pursuant to any contracts, law, arrangement, commitment, undertaking or otherwise whether written or oral and whether or not relating to claims pending on, or asserted after, the Closing; provided, however, that the foregoing shall not be construed to release any Claim (v) relating to matters to the extent occurring following the Closing, (w) a Seller Party or any other Seller Releasing Party has under the express terms of the MIPA or any other agreement or certificate contemplated by the MIPA (each, a “Transaction Document”), (x) a Seller Party or any other Seller Releasing Party has against another Seller Party or its Affiliates, (y) a Seller Party or any other Seller Releasing Party has under any the terms of an employee agreement with any Vivakor Releasee, and/or (z) to which a Seller Party is party arising out of the actions of another Seller Party or its Affiliates.

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(b)             Each Seller Party, severally and not jointly, hereby irrevocably waives and covenants and agrees to forbear and refrain from, directly or indirectly, asserting any Claim, or commencing, instituting or causing to be commenced or instituted, any legal, arbitral or equitable proceeding of any kind (whether actual, asserted or prospective) against any Vivakor Releasee, based upon any matter released or purported to be released pursuant to this Agreement (subject to the proviso in clause (a) of Section 1 above).

2.             Release by Vivakor. Effective as of Closing:

(a)             Vivakor, for itself and on behalf of the Vivakor Releasing Parties, does hereby finally, unconditionally, irrevocably, and absolutely release, acquit, remise, and forever discharge each Seller Party, its Subsidiaries and each of its and their respective past, present, and future equityholders, directors, officers, partners, managers, members, employees, counsel, agents, representatives, contractors, and subcontractors, and each of their respective successors and assigns (individually, a “Seller Party Releasee” and, collectively, the “Seller Party Releasees”) from any and all Claims arising out of or relating to the Business, including, but not limited to, any rights to indemnification, reimbursement, or compensation from any Seller Party Releasee, whether pursuant to any contracts, law, arrangement, commitment, undertaking or otherwise whether written or oral and whether or not relating to claims pending on, or asserted after, the Closing; provided, however, that the foregoing shall not be construed to release any Claim (x) Vivakor or any other Vivakor Releasing Party has under the express terms of the MIPA or any Transaction Document, (y) relating to matters to the extent occurring prior to the Closing.

(b)             Vivakor hereby irrevocably waives and covenants and agrees to forbear and refrain from, directly or indirectly, asserting any Claim, or commencing, instituting or causing to be commenced or instituted, any legal, arbitral or equitable proceeding of any kind (whether actual, asserted or prospective) against any Seller Party Releasee, based upon any matter released or purported to be released pursuant to this Agreement (subject to the proviso in clause (a) of Section 2 above).

3.             Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but, if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect in any jurisdiction under any applicable Law, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction in such manner as will effect as nearly as lawfully possible the purposes and intent of such invalid, illegal or unenforceable provision.

4.             Successors and Assigns; Third Party Beneficiaries. The obligations of any Party under this Agreement may not be assigned without the prior written consent of the other Party, and any purported assignment in violation of the foregoing shall be void ab initio. Subject to the immediately preceding sentence, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than Purchaser (which is an express third party beneficiary of this Agreement), the Parties, the Releasees, and their respective successors and permitted assigns any right, remedy, or claim under or by reason of this Agreement.

5.             Governing Law.

(a)             Without regard to principles of conflicts of law, this Agreement, and all claims of causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) shall be construed and enforced in accordance with and governed by the laws of the State of Nevada, without regard to its rules or principles of conflict of laws.

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(b)             The Parties hereby irrevocably submit to the exclusive jurisdiction of the federal courts located in Clark County, State of Nevada, for the purposes of any Proceeding arising out of or relating to this Agreement or any transaction contemplated hereby (and agrees not to commence any Proceeding relating hereto except in such courts), so long as such court shall have subject matter jurisdiction over such Proceeding. The Parties further agree that service of any process, summons, notice or document hand delivered or sent by U.S. registered mail to such Party’s respective address set forth in Section 12 shall be effective service of process for any Proceeding in Nevada with respect to any matters to which it has submitted to jurisdiction as set forth in the immediately preceding sentence. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Laws, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in any such court or any defense of inconvenient forum for the maintenance of such Proceeding. Each Party agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(c)             EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

6.             Specific Performance; Remedies. Each Party acknowledges and agrees that the Vivakor Releasees or Seller Party Releasees, as applicable (the “Other Party’s Releasees”), would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each Party agrees that the Other Party’s Releasees shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof, without the requirement of posting bond or other form of security, in any action instituted in any court of the United States or any state thereof having, in accordance with the terms of this Agreement, jurisdiction over such Party and any of the Other Party’s Releasees, in addition to any other remedy to which it may be entitled, at law or in equity. The remedies contemplated herein are in addition to, and not in lieu of, any remedies available at law or in equity and, accordingly, all such remedies are cumulative and not exclusive. No exercise of any remedy hereunder, at law or in equity shall be deemed an election of remedies.

7.             Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings, representations or warranties, written or oral, with respect thereto by or among the Parties.

8.             Further Actions. Each Party hereto agrees that it will execute and deliver, or cause to be executed and delivered, on or after the date of this Agreement, all such other instruments and will take all reasonable actions as may be necessary to consummate the transactions contemplated hereby, and to effectuate the provisions and purposes hereof.

9.             Knowing and Voluntary Waiver. Each Party, by its respective free and voluntary act of signing below, (a) acknowledges that it has been given appropriate time to consider whether to agree to the terms contained herein, (b) acknowledges that it has been advised to consult with an attorney and has consulted with an attorney prior to executing this Agreement, (c) acknowledges that it understands that this Agreement specifically releases and waives many rights and Claims that it may have, and (d) agrees to all of the terms of this Agreement and intends to be legally bound thereby. The Parties acknowledge and agree that each Party has reviewed and negotiated the terms and provisions of this Agreement and has contributed to its preparation (with advice of counsel). Accordingly, the rule of construction to the effect that ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement. Rather, the terms of this Agreement shall be construed fairly as to all Parties and not in favor of or against any Party based on the fact that such Party may have drafted such terms or provisions.

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10.           Interpretation. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by each of the Parties and Purchaser, which is an express third party beneficiary of this Agreement. Unless the context requires otherwise: (a) the gender (or lack of gender) of all words used in this Agreement includes the masculine, feminine, and neuter; (b) words using the singular or plural number also include the plural or singular number, respectively; and (c) the terms “hereof,” “herein,” “hereunder” and derivative or similar words refer to this entire Agreement. References to a Person are also to its successors and/or permitted assigns, if any. Unless specifically provided for herein, the term “or” shall not be deemed to be exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The words “will” and “will not” are expressions of command and not merely expressions of future intent or expectation. When used in this Agreement, the word “either” shall be deemed to mean “one or the other”, not “both”. All references herein to “dollars” or “$” are to the lawful currency of the United States. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement. “Seller Releasing Parties” means, with respect to an applicable Seller Party, such Seller Party’s former, current or future parents, subsidiaries, divisions and Affiliates (including, without limitation, controlling persons) and each of their respective former, current or future officers, directors, agents, advisors, representatives, managers, members, partners, equityholders, employees, financing sources, insurers, subrogees, principals, and any successors or assigns of any said Person, and any other Person claiming (now or in the future) for such Seller Party, through or on behalf of such Seller Party. “Vivakor Releasing Parties” means, with respect to Vivakor, Vivakor’s former, current or future parents, subsidiaries, divisions and Affiliates (including, without limitation, controlling persons) and each of their respective former, current or future officers, directors, agents, advisors, representatives, managers, members, partners, equityholders, employees, financing sources, insurers, subrogees, principals, and any successors or assigns of any said Person, and any other Person claiming (now or in the future) for Vivakor, through or on behalf of Vivakor.

11.           Survival. The representations, warranties, covenants and agreements of the Parties shall survive the execution and delivery of this Agreement.

12.           Notice. All notices and other communications that are required or may be given pursuant to this Agreement must be given in writing, in English and delivered personally, by courier, by telecopy or by registered or certified mail, postage prepaid, as follows:

If to Seller Parties:

Jorgan Development, LLC; JBAH Holdings, LLC
5151 Beltline Road, Suite 715
Dallas, Texas 75234
Attn: James Ballengee
Email: jballengee@whiteclawcrude.com

With copies (which shall not constitute notice) to:

Jackson Walker LLP
2323 Ross Avenue, Suite 600
Dallas, TX 75201
Attn: Pat Knapp
Email: pknapp@jw.com

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If to Vivakor:

Vivakor, Inc.
433 Lawndale Drive
South Salt Lake City, Utah 84415
Attn: Matt Nicosia
Email: matt@vivakor.com

With a copy (which shall not constitute notice) to:

Lucosky Brookman LLP
101 Wood Avenue South, 5th Floor
Iselin, New Jersey 08830
Attn: Joseph Lucosky; Scott Linsky
Email: jlucosky@lucbro.com; slinsky@lucbro.com

Each Party may change its address for notice by notice to the other Parties in the manner set forth above. All notices shall be deemed to have been duly given at the time of receipt by the Party to which such notice is addressed.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

SELLER PARTIES:

JORGAN DEVELOPMENT, LLC,
a Louisiana limited liability company

By:______________________________
Name: James H. Ballengee
Title: Manager

JBAH HOLDINGS, LLC,
a Texas limited liability company

By:______________________________
Name: James H. Ballengee
Title: Manager

VIVAKOR:

VIVAKOR, INC.,
a Nevada corporation

By:______________________________
Name:
Title:

Signature Page to Release Agreement